UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21676
Eaton Vance Tax-Managed Buy-Write Income Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Tax-Managed Buy-Write Income Fund (ETB) Annual Report December 31, 2011

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay quarterly cash distributions equal to $0.3240 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2011
Eaton Vance
Tax-Managed Buy-Write Income Fund
Table of Contents

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	3
Endnotes and Additional Disclosures	4
Financial Statements	5
Report of Independent Registered Public Accounting Firm	19
Federal Tax Information	20
Dividend Reinvestment Plan	21
Management and Organization	23
Important Notices	25

Eaton Vance
Tax-Managed Buy-Write Income Fund
December 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Amid widespread volatility in global markets during 2011, U.S. equity markets posted mixed results for the 12 months ending December 31, 2011, with early- and late-year gains helping to offset mid-year losses.
In the early months of the period, investor sentiment for U.S. equities was running high as U.S. and global economic conditions reaccelerated and corporate earnings results generally continued to beat consensus expectations. These and other factors enabled U.S. stocks to register broad-based gains through the first four months of the year.
As the year progressed, however, U.S. stock returns first moderated and then faltered. From July 2011 to the market bottom on October 3, 2011, U.S. stocks registered broad-based declines as U.S. corporate profit growth slowed, the eurozone’s debt crisis worsened, and global economic activity decelerated. Investor confidence also was eroded by U.S. lawmakers’ partisan bickering over the federal debt ceiling and Standard & Poor’s resulting decision to downgrade the country’s long-term credit rating. At the same time, discouraging U.S. economic data raised the possibility of another recession.
By the end of October 2011, the market had reversed course again, with the S&P 500 Index2 recording one of its best calendar months in several decades. Investors seemed to be encouraged by Europe’s plan to combat Greece’s debt problems, expand a eurozone bailout fund, and recapitalize the region’s banks. The U.S. economy also displayed signs of improvement in the fourth quarter, most notably a slight decline in the unemployment rate. The October market rally helped the S&P 500 Index gain roughly 12% during the fourth quarter and end the year in positive territory.
For 2011 as a whole, the S&P 500 Index and the Dow Jones Industrial Average gained 2.11% and 8.38%, respectively, while the NASDAQ Composite Index returned -0.83%. Growth stocks outperformed value stocks across most market capitalizations, and large-cap stocks outpaced their small-cap counterparts.
Fund Performance
At net asset value (NAV) for the year ending December 31, 2011, Eaton Vance Tax-Managed Buy-Write Income Fund returned 7.78%, outperforming the S&P 500 Index and the CBOE S&P 500 BuyWrite Index, its option benchmark.
The 12-month period was relatively favorable for buy-write strategies as a result of considerable volatility in the U.S. equity market. The Fund’s outperformance was attributable to its equity holdings as well as its call positions, which are call options sold against the S&P 500 Index.
Within the S&P 500 Index, the period’s best performing sector was utilities, followed by consumer staples and health care. Conversely, financials was the weakest sector in the S&P 500 Index as worsening fear of contagion from the sovereign debt crisis in Europe, lackluster loan demand and increased costs stemming from the July 2010 financial regulatory reform legislation hampered the group. Stocks in the materials sector also detracted from Index returns.
Within the Fund’s stock portfolio, holdings in the energy sector contributed most to performance relative to the Index. Stock selection was the primary driver in the sector. The Fund’s selections in the financials and information technology sectors also contributed to returns. By contrast, stock selection in the materials sector detracted from performance relative to the Index as did an underweighted position in the health care sector and stock selection in the industrials sector.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less then one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Tax-Managed Buy-Write Income Fund
December 31, 2011
Portfolio Managers Walter A. Row III, CFA, CMT; David Stein, Ph.D; Thomas Seto
Performance2

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception

Fund at NAV	4/29/2005	7.78%	4.83%	6.75%
Fund at Market Price	—	–1.74	1.28	4.62
S&P 500 Index	4/29/2005	2.11%	–0.25%	3.40%
CBOE S&P 500 BuyWrite Index	—	5.72	1.39	3.68

% Premium/Discount to NAV

–12.59%

Distributions[3]

Total Distributions per share for the period	$1.296
Distribution Rate at NAV	8.82%
Distribution Rate at Market Price	10.09%

Fund Profile

Sector Allocation (% of total investments)4

Top 10 Holdings (% of total investments)4

Exxon Mobil Corp.	3.9%
Apple, Inc.	3.4
Microsoft Corp.	2.0
Johnson & Johnson	2.0
Chevron Corp.	1.9
Google, Inc., Class A	1.8
Philip Morris International, Inc.	1.7
International Business Machines Corp.	1.7
Coca-Cola Co. (The)	1.7
AT&T, Inc.	1.6

Total	21.7%

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Tax-Managed Buy-Write Income Fund
December 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[3]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, net realized capital gains and return of capital. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital.
[4]	Excludes cash and cash equivalents. Depictions do not reflect the Fund’s option positions.

Fund profile subject to change due to active management.

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Portfolio of Investments

Common Stocks — 101.0%

Security	Shares	Value

Aerospace & Defense — 2.9%

Boeing Co. (The)	26,422	$1,938,054
Honeywell International, Inc.	55,258	3,003,272
Northrop Grumman Corp.	21,600	1,263,168
Rockwell Collins, Inc.	16,000	885,920
Textron, Inc.	19,301	356,876
United Technologies Corp.	43,492	3,178,830

		$10,626,120

Air Freight & Logistics — 1.3%

CH Robinson Worldwide, Inc.	15,365	$1,072,170
Expeditors International of Washington, Inc.	21,522	881,541
United Parcel Service, Inc., Class B	36,126	2,644,062

		$4,597,773

Airlines — 0.1%

Southwest Airlines Co.	36,616	$313,433

		$313,433

Auto Components — 0.6%

Dana Holding Corp.(1)	31,658	$384,645
Goodyear Tire & Rubber Co. (The)(1)	10,898	154,425
Johnson Controls, Inc.	37,662	1,177,314
Lear Corp.	8,572	341,165

		$2,057,549

Automobiles — 0.2%

Ford Motor Co.(1)	83,365	$897,007

		$897,007

Beverages — 2.7%

Coca-Cola Co. (The)	86,673	$6,064,510
PepsiCo, Inc.	55,700	3,695,695

		$9,760,205

Biotechnology — 1.5%

Amgen, Inc.	32,247	$2,070,580
Celgene Corp.(1)	32,350	2,186,860
Gilead Sciences, Inc.(1)	25,532	1,045,025
Vertex Pharmaceuticals, Inc.(1)	1,850	61,438

		$5,363,903

Capital Markets — 1.9%

Greenhill & Co., Inc.	14,014	$509,689
Invesco, Ltd.	38,480	773,063
Lazard, Ltd., Class A	21,525	562,018
Legg Mason, Inc.	10,446	251,226
Morgan Stanley	126,372	1,912,009
State Street Corp.	27,413	1,105,018
T. Rowe Price Group, Inc.	28,399	1,617,323
Walter Investment Management Corp.	7,355	150,851

		$6,881,197

Chemicals — 1.9%

Air Products and Chemicals, Inc.	11,261	$959,325
Dow Chemical Co. (The)	64,146	1,844,839
E.I. Du Pont de Nemours & Co.	51,275	2,347,369
Eastman Chemical Co.	3,608	140,928
Mosaic Co. (The)	7,058	355,935
Sherwin-Williams Co. (The)	14,010	1,250,673

		$6,899,069

Commercial Banks — 3.3%

Banco Bilbao Vizcaya Argentaria SA ADR	6,749	$57,839
Bank of Montreal	4,957	271,693
BB&T Corp.	51,539	1,297,237
Fifth Third Bancorp	91,535	1,164,325
KeyCorp	54,776	421,228
M&T Bank Corp.	12,600	961,884
PNC Financial Services Group, Inc.	31,765	1,831,888
U.S. Bancorp	53,344	1,442,955
Wells Fargo & Co.	164,065	4,521,631

		$11,970,680

Commercial Services & Supplies — 0.9%

Avery Dennison Corp.	15,307	$439,005
Republic Services, Inc.	16,739	461,160
RR Donnelley & Sons Co.	10,000	144,300
Waste Management, Inc.	64,485	2,109,304

		$3,153,769

Communications Equipment — 2.4%

Brocade Communications Systems, Inc.(1)	42,403	$220,072
Cisco Systems, Inc.	222,878	4,029,634
QUALCOMM, Inc.	82,146	4,493,386

		$8,743,092

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Computers & Peripherals — 4.2%

Apple, Inc.(1)	30,468	$12,339,540
Hewlett-Packard Co.	87,361	2,250,419
QLogic Corp.(1)	20,459	306,885
SanDisk Corp.(1)	8,289	407,902

		$15,304,746

Consumer Finance — 0.9%

American Express Co.	49,193	$2,320,434
Discover Financial Services	40,754	978,096

		$3,298,530

Distributors — 0.6%

Genuine Parts Co.	34,078	$2,085,574

		$2,085,574

Diversified Financial Services — 1.8%

Citigroup, Inc.	87,548	$2,303,388
CME Group, Inc.	3,193	778,038
JPMorgan Chase & Co.	69,344	2,305,688
Moody’s Corp.	29,272	985,881

		$6,372,995

Diversified Telecommunication Services — 3.3%

AT&T, Inc.	190,600	$5,763,744
CenturyLink, Inc.	22,936	853,219
Verizon Communications, Inc.	134,938	5,413,713

		$12,030,676

Electric Utilities — 1.0%

Duke Energy Corp.	113,274	$2,492,028
Edison International	20,090	831,726
Pinnacle West Capital Corp.	7,168	345,354

		$3,669,108

Electrical Equipment — 0.7%

Emerson Electric Co.	53,488	$2,492,006

		$2,492,006

Electronic Equipment, Instruments & Components — 0.4%

Corning, Inc.	90,675	$1,176,961
Molex, Inc.	13,181	314,499

		$1,491,460

Energy Equipment & Services — 1.8%

Baker Hughes, Inc.	11,560	$562,278
Halliburton Co.	62,164	2,145,280
Schlumberger, Ltd.	56,392	3,852,138

		$6,559,696

Food & Staples Retailing — 2.0%

CVS Caremark Corp.	60,482	$2,466,456
Wal-Mart Stores, Inc.	81,955	4,897,631

		$7,364,087

Food Products — 1.8%

ConAgra Foods, Inc.	36,224	$956,314
General Mills, Inc.	19,286	779,347
Green Mountain Coffee Roasters, Inc.(1)	15,366	689,165
Kellogg Co.	31,044	1,569,895
Kraft Foods, Inc., Class A	54,344	2,030,292
Tyson Foods, Inc., Class A	28,696	592,285

		$6,617,298

Gas Utilities — 0.1%

AGL Resources, Inc.	9,806	$414,402

		$414,402

Health Care Equipment & Supplies — 1.8%

Baxter International, Inc.	42,233	$2,089,689
Covidien PLC	11,380	512,214
Medtronic, Inc.	41,406	1,583,780
Orthofix International NV(1)	1,884	66,373
Stryker Corp.	38,437	1,910,703
Zimmer Holdings, Inc.(1)	5,294	282,805

		$6,445,564

Health Care Providers & Services — 1.6%

Catalyst Health Solutions, Inc.(1)	5,847	$304,044
HCA Holdings, Inc.(1)	12,216	269,118
Medco Health Solutions, Inc.(1)	26,655	1,490,014
MEDNAX, Inc.(1)	4,666	335,999
Quest Diagnostics, Inc.	7,414	430,457
Team Health Holdings, Inc.(1)	8,564	189,007
UnitedHealth Group, Inc.	49,739	2,520,773
VCA Antech, Inc.(1)	18,558	366,521

		$5,905,933

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure — 1.6%

Marriott International, Inc., Class A	20,645	$602,215
Marriott Vacations Worldwide Corp.(1)	2,064	35,418
McDonald’s Corp.	43,448	4,359,138
Wyndham Worldwide Corp.	26,139	988,838

		$5,985,609

Household Durables — 0.6%

Leggett & Platt, Inc.	11,383	$262,264
Lennar Corp., Class A	21,018	413,004
Newell Rubbermaid, Inc.	76,798	1,240,288
PulteGroup, Inc.(1)	13,636	86,043
Tempur-Pedic International, Inc.(1)	1,159	60,882

		$2,062,481

Household Products — 1.9%

Clorox Co. (The)	14,825	$986,752
Kimberly-Clark Corp.	19,850	1,460,166
Procter & Gamble Co.	65,845	4,392,520

		$6,839,438

Industrial Conglomerates — 2.1%

3M Co.	37,125	$3,034,226
General Electric Co.	261,519	4,683,806

		$7,718,032

Insurance — 4.3%

ACE, Ltd.	14,012	$982,521
Allstate Corp. (The)	70,555	1,933,913
AmTrust Financial Services, Inc.	2,518	59,802
Aon Corp.	15,101	706,727
Berkshire Hathaway, Inc., Class B(1)	34,964	2,667,753
Cincinnati Financial Corp.	23,600	718,856
Hanover Insurance Group, Inc. (The)	1,721	60,149
Hartford Financial Services Group, Inc.	27,935	453,944
Lincoln National Corp.	59,156	1,148,809
Marsh & McLennan Cos., Inc.	50,188	1,586,945
MetLife, Inc.	14,938	465,767
Principal Financial Group, Inc.	44,928	1,105,229
Prudential Financial, Inc.	22,391	1,122,237
Travelers Companies, Inc. (The)	43,007	2,544,724

		$15,557,376

Internet & Catalog Retail — 0.6%

Amazon.com, Inc.(1)	5,804	$1,004,673
priceline.com, Inc.(1)	2,341	1,094,909

		$2,099,582

Internet Software & Services — 2.5%

Google, Inc., Class A(1)	10,119	$6,535,862
VeriSign, Inc.	50,968	1,820,577
Yahoo! Inc.(1)	47,544	766,885

		$9,123,324

IT Services — 2.7%

Fidelity National Information Services, Inc.	26,132	$694,850
International Business Machines Corp.	33,173	6,099,851
MasterCard, Inc., Class A	7,359	2,743,582
VeriFone Systems, Inc.(1)	1,723	61,201
Visa, Inc., Class A	3,588	364,290

		$9,963,774

Leisure Equipment & Products — 0.5%

Mattel, Inc.	59,998	$1,665,544

		$1,665,544

Life Sciences Tools & Services — 0.1%

Bruker Corp.(1)	4,979	$61,839
Thermo Fisher Scientific, Inc.(1)	7,856	353,285

		$415,124

Machinery — 1.4%

Caterpillar, Inc.	31,778	$2,879,087
Eaton Corp.	9,192	400,128
Joy Global, Inc.	6,381	478,383
Snap-On, Inc.	6,380	322,956
Stanley Black & Decker, Inc.	10,773	728,255
Timken Co. (The)	8,609	333,254

		$5,142,063

Marine — 0.0%(2)

Kirby Corp.(1)	1,985	$130,692

		$130,692

Media — 4.0%

CBS Corp., Class B	64,211	$1,742,687
Comcast Corp., Class A	121,712	2,885,791

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Media (continued)

McGraw-Hill Cos., Inc. (The)	51,266	$2,305,432
Omnicom Group, Inc.	39,439	1,758,191
Scripps Networks Interactive, Class A	1,544	65,496
Time Warner, Inc.	51,445	1,859,222
Walt Disney Co. (The)	102,056	3,827,100

		$14,443,919

Metals & Mining — 1.4%

AK Steel Holding Corp.	43,045	$355,552
Allegheny Technologies, Inc.	7,067	337,802
Freeport-McMoRan Copper & Gold, Inc.	25,886	952,346
Newmont Mining Corp.	16,565	994,066
Nucor Corp.	48,808	1,931,332
United States Steel Corp.	14,937	395,233

		$4,966,331

Multi-Utilities — 2.8%

Centerpoint Energy, Inc.	17,504	$351,655
CMS Energy Corp.	91,625	2,023,080
Dominion Resources, Inc.	17,163	911,012
DTE Energy Co.	10,342	563,122
Integrys Energy Group, Inc.	10,554	571,816
NiSource, Inc.	52,537	1,250,906
Public Service Enterprise Group, Inc.	69,335	2,288,748
TECO Energy, Inc.	92,229	1,765,263
Xcel Energy, Inc.	12,009	331,929

		$10,057,531

Multiline Retail — 1.2%

Kohl’s Corp.	26,447	$1,305,160
Macy’s, Inc.	72,452	2,331,505
Nordstrom, Inc.	12,248	608,848

		$4,245,513

Office Electronics — 0.4%

Xerox Corp.	163,512	$1,301,556

		$1,301,556

Oil, Gas & Consumable Fuels — 10.5%

Chevron Corp.	65,682	$6,988,565
ConocoPhillips	66,837	4,870,412
El Paso Corp.	53,383	1,418,386
EOG Resources, Inc.	20,592	2,028,518
Exxon Mobil Corp.	168,492	14,281,382
Occidental Petroleum Corp.	41,073	3,848,540
Range Resources Corp.	23,389	1,448,715
Tesoro Corp.(1)	25,722	600,866
Williams Cos., Inc.	72,366	2,389,525

		$37,874,909

Paper & Forest Products — 0.2%

MeadWestvaco Corp.	21,446	$642,308

		$642,308

Personal Products — 0.1%

Estee Lauder Cos., Inc. (The), Class A	1,663	$186,788

		$186,788

Pharmaceuticals — 6.8%

Abbott Laboratories	80,758	$4,541,022
Bristol-Myers Squibb Co.	83,905	2,956,812
Johnson & Johnson	110,764	7,263,903
Merck & Co., Inc.	149,461	5,634,680
Pfizer, Inc.	171,390	3,708,880
Warner Chilcott PLC, Class A(1)	29,103	440,328

		$24,545,625

Professional Services — 0.3%

Manpower, Inc.	4,353	$155,620
Robert Half International, Inc.	28,288	805,076

		$960,696

Real Estate Investment Trusts (REITs) — 1.7%

Apartment Investment & Management Co., Class A	12,428	$284,725
AvalonBay Communities, Inc.	11,002	1,436,861
Equity Residential	14,774	842,561
Health Care REIT, Inc.	6,813	371,513
Host Hotels & Resorts, Inc.	65,976	974,466
Kimco Realty Corp.	78,276	1,271,202
Plum Creek Timber Co., Inc.	12,612	461,095
ProLogis, Inc.	23,932	684,216

		$6,326,639

Real Estate Management & Development — 0.1%

CB Richard Ellis Group, Inc., Class A(1)	19,604	$298,373

		$298,373

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Road & Rail — 0.9%

J.B. Hunt Transport Services, Inc.	3,521	$158,691
Kansas City Southern(1)	13,949	948,672
Norfolk Southern Corp.	28,268	2,059,606

		$3,166,969

Semiconductors & Semiconductor Equipment — 2.1%

Analog Devices, Inc.	24,272	$868,452
Applied Materials, Inc.	15,313	164,002
Broadcom Corp., Class A(1)	44,213	1,298,094
Cirrus Logic, Inc.(1)	12,388	196,350
Cree, Inc.(1)	21,482	473,463
Intel Corp.	154,529	3,747,328
Microchip Technology, Inc.	15,385	563,553
Teradyne, Inc.(1)	32,470	442,566

		$7,753,808

Software — 3.7%

Concur Technologies, Inc.(1)	33,500	$1,701,465
Microsoft Corp.	287,979	7,475,935
Oracle Corp.	128,813	3,304,053
Quest Software, Inc.(1)	11,338	210,887
Symantec Corp.(1)	56,043	877,073

		$13,569,413

Specialty Retail — 1.8%

Abercrombie & Fitch Co., Class A	9,550	$466,422
Advance Auto Parts, Inc.	4,927	343,067
Best Buy Co., Inc.	21,465	501,637
Home Depot, Inc. (The)	65,676	2,761,019
Limited Brands, Inc.	35,932	1,449,856
Tiffany & Co.	14,641	970,113

		$6,492,114

Textiles, Apparel & Luxury Goods — 0.3%

Coach, Inc.	4,244	$259,054
NIKE, Inc., Class B	7,588	731,255

		$990,309

Thrifts & Mortgage Finance — 0.2%

BankUnited, Inc.	24,813	$545,638
Hudson City Bancorp, Inc.	40,046	250,287

		$795,925

Tobacco — 2.4%

Altria Group, Inc.	50,128	$1,486,295
Philip Morris International, Inc.	78,547	6,164,368
Reynolds American, Inc.	27,499	1,139,009

		$8,789,672

Trading Companies & Distributors — 0.1%

Fastenal Co.	10,080	$439,589

		$439,589

Total Common Stocks — 101.0%
(identified cost $274,304,833)		$365,866,898

Call Options Written — (1.2)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	650	$1,250	1/21/12	$(1,881,750)
S&P 500 Index	785	1,275	1/21/12	(1,134,325)
S&P 500 Index	1,295	1,280	1/21/12	(1,492,488)

Total Call Options Written
(premiums received $7,207,933)				$(4,508,563)

Other Assets, Less Liabilities — 0.2%				$822,085

Net Assets — 100.0%				$362,180,420

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Investments, at value (identified cost, $274,304,833)	$365,866,898
Cash	1,275,690
Dividends receivable	664,424
Receivable for investments sold	2,235,822

Total assets	$370,042,834

Liabilities

Written options outstanding, at value (premiums received, $7,207,933)	$4,508,563
Payable for investments purchased	2,904,721
Payable to affiliates:
Investment adviser fee	302,137
Trustees’ fees	3,078
Accrued expenses	143,915

Total liabilities	$7,862,414

Net Assets	$362,180,420

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 24,654,545 shares issued and outstanding	$246,545
Additional paid-in capital	270,343,136
Accumulated distributions in excess of net realized gain	(2,699,371)
Accumulated undistributed net investment income	28,675
Net unrealized appreciation	94,261,435

Net Assets	$362,180,420

Net Asset Value

($362,180,420 ÷ 24,654,545 common shares issued and outstanding)	$14.69

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends (net of foreign taxes, $4,947)	$8,746,766

Total investment income	$8,746,766

Expenses

Investment adviser fee	$3,572,543
Trustees’ fees and expenses	12,413
Custodian fee	299,981
Transfer and dividend disbursing agent fees	19,139
Legal and accounting services	48,492
Printing and postage	98,728
Miscellaneous	55,529

Total expenses	$4,106,825

Deduct —
Reduction of custodian fee	$1,071

Total expense reductions	$1,071

Net expenses	$4,105,754

Net investment income	$4,641,012

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(8,620,259)
Written options	8,689,659
Foreign currency transactions	(177)

Net realized gain	$69,223

Change in unrealized appreciation (depreciation) —
Investments	$16,063,372
Written options	2,955,785
Foreign currency	(36)

Net change in unrealized appreciation (depreciation)	$19,019,121

Net realized and unrealized gain	$19,088,344

Net increase in net assets from operations	$23,729,356

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$4,641,012	$4,548,310
Net realized gain from investment transactions, written options and foreign currency transactions	69,223	1,837,010
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	19,019,121	24,036,498

Net increase in net assets from operations	$23,729,356	$30,421,818

Distributions to shareholders —
From net investment income	$(4,537,520)	$(4,513,121)
From net realized gain	(3,113,445)	(985,128)
Tax return of capital	(24,301,325)	(38,801,902)

Total distributions	$(31,952,290)	$(44,300,151)

Capital share transactions —
Reinvestment of distributions	$—	$925,672

Net increase in net assets from capital share transactions	$—	$925,672

Net decrease in net assets	$(8,222,934)	$(12,952,661)

Net Assets

At beginning of year	$370,403,354	$383,356,015

At end of year	$362,180,420	$370,403,354

Accumulated undistributed net investment income included in net assets

At end of year	$28,675	$13,642

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Financial Highlights

	Year Ended December 31,

	2011	2010	2009	2008		2007

Net asset value — Beginning of year	$15.020	$15.590	$13.650	$19.760		$20.320

Income (Loss) From Operations

Net investment income(1)	$0.188	$0.185	$0.223	$0.281		$0.230
Net realized and unrealized gain (loss)	0.778	1.045	3.517	(4.591)		1.010

Total income (loss) from operations	$0.966	$1.230	$3.740	$(4.310)		$1.240

Less Distributions

From net investment income	$(0.184)	$(0.183)	$(0.300)	$(0.280)		$(0.228)
From net realized gain	(0.126)	(0.040)	—	(0.470)		(0.693)
Tax return of capital	(0.986)	(1.577)	(1.500)	(1.050)		(0.879)

Total distributions	$(1.296)	$(1.800)	$(1.800)	$(1.800)		$(1.800)

Net asset value — End of year	$14.690	$15.020	$15.590	$13.650		$19.760

Market value — End of year	$12.840	$14.410	$16.850	$12.530		$17.430

Total Investment Return on Net Asset Value(2)	7.78%	8.82%	30.53%	(22.44	)%(3)	6.62%

Total Investment Return on Market Value(2)	(1.74)%	(3.47)%	53.69%	(19.29	)%(3)	(9.43)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$362,180	$370,403	$383,356	$335,611		$485,633
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.15%	1.12%	1.12%	1.11%		1.11%
Net investment income	1.30%	1.26%	1.61%	1.68%		1.15%
Portfolio Turnover	20%	11%	34%	49%		35%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	During the year ended December 31, 2008, the sub-adviser reimbursed the Fund for a realized loss on the disposal of an investment security which did not meet investment guidelines. The loss was less than $0.01 per share and had no effect on total return.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Tax-Managed Buy-Write Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Notes to Financial Statements — continued

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2 Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31,

	2011	2010

Distributions declared from:
Ordinary income	$5,889,519	$4,513,121
Long-term capital gains	1,761,446	985,128
Tax return of capital	24,301,325	38,801,902

During the year ended December 31, 2011, accumulated distributions in excess of net realized gain was decreased by $88,459 and accumulated undistributed net investment income was decreased by $88,459 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized appreciation	$91,590,739

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Notes to Financial Statements — continued

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to written options contracts and distributions from REITs.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the year ended December 31, 2011, the Fund’s investment adviser fee amounted to $3,572,543. Pursuant to a sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM. EVM pays Parametric a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $74,638,682 and $90,874,707, respectively, for the year ended December 31, 2011.

5 Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the year ended December 31, 2011. Common shares issued pursuant to the Fund’s dividend reinvestment plan for the year ended December 31, 2010 were 63,210.

6 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$274,276,159

Gross unrealized appreciation	$92,920,148
Gross unrealized depreciation	(1,329,409)

Net unrealized appreciation	$91,590,739

7 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at December 31, 2011 is included in the Portfolio of Investments.

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Notes to Financial Statements — continued

Written call options activity for the year ended December 31, 2011 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	2,960	$5,118,535
Options written	32,200	69,786,357
Options terminated in closing purchase transactions	(28,860)	(61,093,193)
Options expired	(3,570)	(6,603,766)

Outstanding, end of year	2,730	$7,207,933

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2011, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2011 was as follows:

	Fair Value
	Asset Derivative	Liability Derivative

Written options	$—	$(4,508,563	)(1)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
	in Income	Derivatives Recognized in Income

Written options	$8,689,659 (1)	$2,955,785 (2)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Notes to Financial Statements — continued

At December 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$365,866,898	$—	$—	$365,866,898

Total Investments	$365,866,898	$—	$—	$365,866,898

Liability Description

Call Options Written	$(4,508,563)	$—	$—	$(4,508,563)

Total	$(4,508,563)	$—	$—	$(4,508,563)

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At December 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Managed Buy-Write Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Buy-Write Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2012

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2012 showed the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income. The Fund designates approximately $8,466,936, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund designates $1,761,446 as a capital gain dividend.

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                  Date
Shareholder signature                                  Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Buy-Write Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of December 31, 2011, Fund records indicate that there are 56 registered shareholders and approximately 16,974 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETB.

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Tax-Managed Buy-Write Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Fund	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2012. 3 years. Trustee since 2008.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2012. 1 year. Trustee since 2011.	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2012. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2012. 3 years. Trustee since 2007.	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2013. 3 years. Trustee since 2005.	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class II Trustee	Until 2013. 3 years. Trustee since 2005.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

Management and Organization — continued

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Fund	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2014. 3 years. Trustee since 2005.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2013. 2 years. Trustee since 2011.	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2014. 3 years. Trustee since 2005 and Chairman of the Board since 2007.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Fund	Service	During Past Five Years

Walter A. Row, III 1957	President	Since 2011	Vice President of EVM and BMR.

Duncan W. Richardson 1957	Vice President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

Eaton Vance
Tax-Managed Buy-Write Income Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information. The Eaton Vance closed-end funds make certain quarterly fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each calendar quarter-end. Certain month end fund performance data for the funds, including total returns, are posted to the website shortly after the end of each calendar month. Portfolio holdings for the most recent calendar quarter-end are also posted to the website approximately 30 days following the end of the quarter. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors – Closed-End Funds”.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser
Parametric Portfolio Associates LLC
1918 Eighth Avenue, Suite 3100
Seattle, WA 98101

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

2427-2/12	CE-TMBWISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) –(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2010 and December 31, 2011 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/10	12/31/11

Audit Fees	$36,180	$36,540
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,200	$8,280
All Other Fees(3)	$1,900	$300

Total	$46,280	$45,120

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31,

2010 and December 31, 2011; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/10	12/31/11

Registrant	$10,100	$8,580
Eaton Vance(1)	$250,973	$334,561

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Eaton Vance Management (“EVM”) is the investment adviser to the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as a sub-adviser to the Fund responsible for structuring and managing the Fund’s common stock portfolio, including tax-loss harvesting and other tax-management techniques.
Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund’s overall investment program, providing the sub-advisers with research support and supervising the performance of the sub-advisers. Mr. Row is the portfolio manager responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and Head of Structured Equity Portfolios at EVM. He is a member of EVM’s Equity Strategy Committee and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance’s equity group in 1996.
David M. Stein, Ph.D. and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund’s common stock portfolio. Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities. Prior to joining Parametric, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp., The Vanguard Group and IBM Retirement Funds. Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies. Prior to joining Parametric, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.
The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars)

in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

				Number of	Total Assets
	Number of		Total Assets of	Accounts	of Accounts
	All		All	Paying a	Paying
	Accounts		Accounts	Performance Fee	a Performance Fee
Walter A. Row
Registered Investment Companies	9		$9,245.5	0	$0
Other Pooled Investment Vehicles	0		$0	0	$0
Other Accounts	1		$2.3	0	$0

David M. Stein
Registered Investment Companies	16		$10,494.4	0	$0
Other Pooled Investment Vehicles	3		$2,123.6	0	$0
Other Accounts	2,387	(1)	$25,342.2	2	$1,029.5

Thomas Seto
Registered Investment Companies	16		$10,494.4	0	$0
Other Pooled Investment Vehicles	3		$2,123.6	0	$0
Other Accounts	2,387	(1)	$25,342.2	2	$1,029.5

(1)	For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.
The following table shows the dollar range of Fund shares beneficially by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Portfolio Manager	Securities Owned in the Fund
Walter A. Row	$10,001 - $50,000
David M. Stein	None
Thomas Seto	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Compensation Structure for Parametric
Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock, restricted shares of EVC’s nonvoting common stock and, for certain individuals, grants of profit participation interests in Parametric. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.
Method to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.
(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Managed Buy-Write Income Fund

By:	/s/ Walter A. Row, III
Walter A. Row, III President
Date: February 16, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell Treasurer
Date: February 16, 2012

By:	/s/ Walter A. Row, III
Walter A. Row, III President
Date: February 16, 2012